Exhibit 10.19

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT (this “Second Amendment”) is made as of the 30th day of September, 2013, by and between the University of Pittsburgh – Of the Commonwealth System of Higher Education, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania (“University”) and Exagen Diagnostics, Inc., a corporation existing under the laws of Delaware (“Licensee”).

WHEREAS, University and Licensee have previously entered into an Amended and Restated Exclusive License Agreement dated as of August 2, 2011 (the “Agreement”) and a First Amendment to Amended and Restated Exclusive License dated as of May 17, 2012 (the “First Amendment”); and

WHEREAS, the parties wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereby agree as follows:

1.

In consideration of the rights, privileges and license granted by the University hereunder, Licensee shall pay a fee in connection with this Second Amendment in the amount of [***] which shall be non-refundable and non-creditable against royalties or any other payments, and which shall be due immediately upon execution of this Second Amendment.

2.	Amendments.

(a)	Article 1.7 of the Agreement is hereby deleted and replaced in its entirety as follows:

“1.7 “PATENT RIGHTS” shall mean UNIVERSITY intellectual property described below and assigned to the UNIVERSITY:

(a)	The United States patents and/or patent applications listed in Exhibit A;

(b)	United States patents issued from the applications listed in Exhibit A and from divisionals and continuations and continuations in part of these applications; and

(c)

Claims of U.S. continuation in part and divisional applications, and of the resulting patents, which are directed to subject matter specifically described in the U.S. applications listed in Exhibit A.”

(b)	A new Article 1.11 is added to the Agreement:

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“1.11 “MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD” shall mean any and all applications of the Patent Rights in Monitoring of Organ Transplantation & Organ Rejection.”

(c)	Article 1.4(b) is hereby deleted and replaced in its entirety as follows:

“1.4(b) Manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS in the country in which any such process in the SLE FIELD or the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD is used or in which such product or part thereof or service is used or sold.”

(d)	Article 2.1 is hereby deleted and replaced in its entirety as follows:

“2.1 Subject to the terms and conditions of this Agreement, University hereby grants to LICENSEE, to the extent it may lawfully do so, the right and exclusive license in the TERRITORY to make, have made, use, offer for sale, import and sell the LICENSED TECHNOLOGY in the SLE FIELD and the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD and to practice under the PATENT RIGHTS in the SLE FIELD and the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD to the end of the term for which the PATENT RIGHTS are granted, unless this Agreement is terminated as provided herein. UNIVERSITY reserves the royalty-free, nonexclusive right to practice under the PATENT RIGHTS for NON-COMMERCIAL EDUCATION AND RESEARCH PURPOSES and to use the LICENSED TECHNOLOGY for NON-COMMERCIAL EDUCATION AND RESEARCH PURPOSES.”

(e)	A new Article 3.4 is added to the Agreement:

“3.4. In addition, LICENSEE shall adhere to the following milestone in the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD: Within sixty (60) months from the Effective Date of this Agreement, begin a clinical trial for monitoring of organ transplantation and/or organ rejection claims.”

(f)	A new Article 3.5 is added to the Agreement:

“LICENSEE’s failure to fulfill on a timely basis the milestone set forth in Section 3.4 hereof shall be grounds for UNIVERSITY to terminate this Agreement pursuant to Section 10.2(a); except that for a single time, if the milestone in Section 3.4 has not been completed within the time frame allotted through no fault of LICENSEE and following the best efforts of LICENSEE to meet such milestone, LICENSEE may, on a one-time basis, notify the UNIVERSITY in writing that it desires a single six (6) month extension to meet such milestone and LICENSEE shall be deemed to have fulfilled the milestone requirement if LICENSEE makes a penalty payment of [***] dollars ($[***]) with both notice and penalty payment to be received by the UNIVERSITY within ten days of the applicable milestone achievement date. In such case the LICENSEE and UNIVERSITY shall negotiate a new time for attainment of such missed milestone (not to exceed six months) and subsequent timeframes relying upon the meeting of previous milestones may also be adjusted. Failure by LICENSEE to make the penalty payment or failure to achieve the milestone by the revised milestone date shall result in the FIELD of this Agreement to be automatically amended to remove the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD, and University shall be free to license the removed indication either exclusively or non-exclusively to any third party regardless of whether LICENSEE and UNIVERSITY execute a confirmatory Amendment to this Agreement to this effect. For the avoidance of doubt, in the event the previous sentence is triggered, LICENSEE’S exclusive rights in the SLE FIELD shall not be affected.

(g)	Article 4.2 is hereby deleted and replaced in its entirety as follows:

“4.2. In the event that it should prove necessary for LICENSEE to license intellectual property rights owned by a third party in order to practice the LICENSED TECHNOLOGY in the SLE FIELD or the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD in order to avoid infringing the patent or other intellectual property rights of such third party, then LICENSEE shall be entitled to a credit of such third party royalties against royalties due to UNIVERSITY under Section 4.1(b), and Section 4.1(c), provided that (i) in no event shall the royalty rate applicable to NET SALES in the SLE FIELD or the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD be less than [***] percent ([***]%) and (ii) in no event shall the royalty rate applicable to NET SALES in the SLE FIELD or the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD from a sub-Licensee be less than [***] percent ([***]%).”

(h)	Article 6.3 is hereby deleted and replaced in its entirety as follows:

“6.3. LICENSEE shall own any new patent application, and any patent that issues therefrom, or new technology in the SLE FIELD or the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD developed independently of the UNIVERSITY and UNIVERSITY employees and shall not owe the UNIVERSITY any fee or

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royalty under section 4 relating to such a new patent application, and any patent that issues therefrom, or new technology.”

(i)	Article 7.2 is hereby deleted and replaced in its entirety as follows:

“During the term of this Agreement, LICENSEE shall have the right, but shall not be obligated, to prosecute at its own expense all infringements of the PATENT RIGHTS in the SLE FIELD or the MONITORING OF ORGAN TRANSPLANTATION & ORGAN REJECTION FIELD if LICENSEE has notified UNIVERSITY in writing of its intent to prosecute. In furtherance of such right, UNIVERSITY hereby agrees that LICENSEE may include UNIVERSITY as a party plaintiff in any such suit, without expense to UNIVERSITY. [***]”

(j)	Exhibit A of the Agreement is deleted and replaced with the attached Exhibit A.

(k)	Exhibit B of the Agreement is hereby deleted.

2.	Miscellaneous.

(a)

Except as specifically amended above, all terms of the Agreement, as amended by the First Amendment, shall remain in full force and effect. To the extent that there are any inconsistencies between the terms of the Agreement, the First Amendment, and/or the terms of this Second Amendment, the terms of this Second Amendment shall prevail in effect.

(b)

The parties acknowledge that this Second Amendment and the Agreement, as previously amended, set forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and supersedes all previous understandings between the parties, written or oral, regarding such subject matter.

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IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first written above.

UNIVERSITY OF PITTSBURGH – OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By	/s/ Jerome Cochran
	Name:	Jerome Cochran
	Title:	Executive Vice Chancellor

LICENSEE

By	/s/ Ron Rocca
Name:	Ron Rocca
Title:	Chief Executive Officer

EXHIBIT A

PATENT RIGHTS FOR SECOND AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT BETWEEN THE UNIVERSITY OF PITTSBURGH AND EXAGEN DIAGNOSTICS

Univ. Case No.	Application No.	Application Filing Date	Patent No.	Patent Issuance Date	Title	Country
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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